Exhibit 99.1

Corporate Profile

Market Area

Corporate Profile

Business Plan

Grow Balance Sheet

Grow Balance Sheet

Grow Balance Sheet

Increase Earnings

Increase Earnings

Pay Dividends

Stock Repurchase

Selected Ratios

Efficiency Ratio

Efficiency

Stock Performance

Stock Performance

Dividend / Stock Split

HUDSON CITY BANCORP, INC.

Bank on Better Values™

May 10, 2002

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as discussed more fully on page 3 of our 2001 Annual Report. These forward looking statements may include estimates that are subject to various factors which could cause actual results to differ materially from these estimates.

HUDSON CITY BANCORP, INC.
Bank on Better Values

Corporate Profile

- Asset $12.3 Billion as of 3/31/02
- Total Capital $1.3 Billion as of 3/31/02
- 10th largest thrift in USA ranked by Total Assets *
- 50th largest bank in USA ranked by Total Assets *
- Lowest Efficiency ratio of top 50 banks - 24.94% *
- Lowest ratio of Charge-offs to Average Loans of top 50 banks * - 0.00%

* Source : KBW BankBook dated March 25, 2002; as of 2001-Q4

HUDSON CITY BANCORP, INC. Bank on Better Values

Market Area

- 81 Branch Offices
- In 14 New Jersey Counties



HUDSON CITY BANCORP, INC.
Bank on Better Values

Corporate Profile

Strong Market Share in New Jersey (dollars in millions)

	Institution	NJ Deposits $	# Br.	Market Share
1	FleetBoston Financial Corp.	34,261	525	20.4%
2	Wachovia Corp.	17,877	340	10.7%
3	PNC Financial Services Group	13,204	231	7.9%
4	**Hudson City Bancorp, Inc.**	**6,999**	**80**	**4.2%**
5	Commerce Bancorp Inc.	6,743	124	4.0%
6	Sovereign Bancorp Inc.	6,481	122	3.9%
7	Valley National Bancorp	5,277	121	3.1%
8	Bank of New York Co.	2,939	91	1.8%
9	Trust Co. of New Jersey	2,919	88	1.7%
10	Hudson United Bancorp	2,724	104	1.6%

Source: SNL Financial. Deposit data as of June 30, 2001

HUDSON CITY BANCORP, INC.
Bank on Better Values

Business Plan

Capital Management – Major Goals

- Grow Balance Sheet
- Increase Earnings
- Pay Dividends
- Repurchase Stock

Grow Balance Sheet

Total Assets *(in billions)*


$ 14
$ 12
$ 10
$ 8
$ 6
$ 4
$7.75
$8.52
$9.38
$11.43
$12.30
12/31/98
12/31/99
12/31/00
12/31/01
3/31/02

HUDSON CITY BANCORP, INC.
Bank on Better Values

Grow Balance Sheet

First Mortgages *(in billions)*



$7
$6
$5
$4
$3
$2
$3.57
$4.19
$4.72
$5.82
$6.26
12/31/98
12/31/99
12/31/00
12/31/01
3/31/02

HUDSON CITY BANCORP, INC.
Bank on Better Values

Grow Balance Sheet

Total Deposits & Borrowings *(in billions)*



$11
$10
$9
$8
$7
$6
$5
$4
Borrowings
Deposits
$0.00
$0.30
$1.25
$2.15
$2.65
$6.81
$6.69
$6.60
$7.91
$8.25
12/31/1998
12/31/1999
12/31/2000
12/31/2001
3/31/2002

HUDSON CITY BANCORP, INC.
Bank on Better Values

Increase Earnings

Net Income *(in millions)*



$ 150
$ 125
$ 100
$ 75
$ 50
$ 25
$ 0
$107.39
$114.83
$134.55
$28.31
$30.68
$43.59
12/31/99
12/31/00
12/31/01
3/31/00
3/31/01
3/31/02

HUDSON CITY BANCORP, INC.
Bank on Better Values

Increase Earnings

Earnings Per Share*

Quarter ended	Diluted EPS		
	2002	2001	2000
March	$ .45	$ .29	$ .25
June		$ .31	$ .26
September		$ .34	$ .26
December		$ .41	$ .26

* Share data has not been adjusted to reflect 100% stock dividend declared April 16, 2002 which resulted in a 2 for 1 stock split.

Pay Dividends

Date Paid	2002	2001	2000
March	$ .15	$ .10	$ .05
June	**$ .16 ***	**$ .11**	**$ .07**
September		$ .12	$ .08
December		$ .14	$ .09

*** Payable June 3, 2002**

Share data has not been adjusted to reflect 100% stock dividend

Hudson City Bancorp, Inc.
Bank on Better Values

Stock Repurchase

- Since 3/28/00, the Board of Directors has approved the repurchase of 21.4 million shares of stock through four repurchase programs.
- Treasury Stock amounted to 17.1 million shares as of 3/31/02, representing 31.4% of the original non-MHC shares (54.4 million) sold in 1999.

Share data has not been adjusted to reflect 100% stock dividend

HUDSON CITY BANCORP, INC.
Bank on Better Values

Selected Ratios

Quarter Ended	Efficiency Ratio	ROE*	ROA*
03/31/02	**26.11 %**	**13.48 %**	**1.47 %**
12/31/01	24.94 %	12.26 %	1.42 %
09/30/01	28.95 %	10.35 %	1.28 %
06/30/01	29.76 %	9.32 %	1.26 %
03/31/01	29.07 %	8.60 %	1.29 %
12/31/00	31.67 %	7.78 %	1.23 %
09/30/00	30.40 %	7.97 %	1.29 %
06/30/00	30.88 %	8.00 %	1.31 %
03/31/00	29.26 %	7.72 %	1.31 %

* ROE - Return on Average Stockholders' equity

* ROA - Return on Average Assets

* Ratios annualized

HUDSON CITY BANCORP, INC.

Bank on Better Values

Efficiency Ratio

2001- Q4 Efficiency Ratio *
of Top 10 Banks in NJ based on deposits **

Hudson City Bancorp, Inc.	**24.94 %**	
Valley National Bancorp	45.88 %	
Bank of New York Co.	47.10 %	
Hudson United Bancorp	53.08 %	
Wachovia Corp.	62.59 %	
Sovereign Bancorp Inc.	65.88 %	
Commerce Bancorp Inc.	71.43 %	
FleetBoston Financial Corp.	72.07 %	
Trust Co. of New Jersey***	82.29 %	*(Source: FDIC)*
PNC Financial Services Group	84.69 %	

* Source: KBW BankBook Dated 3/25/2002

** Deposits as of 6/30/01

*** Source: FDIC

HUDSON CITY BANCORP, INC.
Bank on Better Values

Efficiency

“ The company’s efficiency results from a very dedicated and mature work force of 1,000 employees dispersed among 81 branches. HCBK has $12 million in assets per full time-equivalent staff member, three times the $3.8 million average for the top 25 thrifts. It is that efficiency that enabled the company to generate a 1.47% return on assets in the most recent quarter, 50 bb above the median return of our MHC universe.”

Source: Ryan, Beck & Co. April 17, 2002 – Mutual Holding Companies

HUDSON CITY BANCORP, INC.
Bank on Better Values

Stock Performance

Total Return Performance



300
275
250
225
200
175
150
125
100
75
50
HCBK
Russell 2000 Index
SNL Thrift Index
7/13/1999
12/31/1999
6/30/2000
12/31/2000
6/30/2001
12/31/2001

Source: William M. Mercer

HUDSON CITY BANCORP, INC.
Bank on Better Values

Stock Performance



As of 4/30/02 - $37.57
$40
$35
$30
$25
$20
$15
$10
7/13/99
9/99
12/99
3/00
6/00
9/00
12/00
3/01
6/01
9/01
12/01
3/02

Source: Nasdaq Online – Trade History

HUDSON CITY BANCORP, INC.
Bank on Better Values

Dividend / Stock Split

Quarterly Cash Dividend Increased to $0.16 Per Common Share

- Stockholders of record on May 10, 2002
- The cash dividend will be paid June 3, 2002
- Paid only on the shares outstanding prior to the stock dividend.

100% Stock Dividend Declared Resulting in a 2-For-1 Stock Split

- Stockholders of record on May 24, 2002
- The stock dividend will be paid June 17, 2002

HUDSON CITY

BANCORP, INC.

Bank on Better Values™

May 10, 2002